                                                                     Exhibit 3.2

                           AMENDED AND RESTATED BYLAWS

                                       OF

                         BIOMIMETIC THERAPEUTICS, INC.,

                             A DELAWARE CORPORATION

                                    ARTICLE I

                                     OFFICES

     1.1 Registered Office. The registered office of the corporation in the state of Delaware shall be in the City of Dover, County of Kent.

     1.2 Other Offices. The corporation shall also have and maintain an office or principal place of business at 389-A Nichol Mill Lane, Franklin, Tennessee
37067, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     2.1 Place of Meetings. Meetings of the stockholders of the corporation shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof.

     2.2 Annual Meeting. The annual meeting of the stockholders shall be held on such date and at such time as shall be designated each year by the Board of
Directors and stated in the notice of the meeting (which date shall not be a legal holiday in the place where the meeting is to be held). At the annual meeting the stockholders shall elect a Board of Directors by a plurality vote and transact such other business as may properly be brought before the meeting.
If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case all references in these Bylaws to the annual meeting of the stockholders shall be deemed to refer to such special meeting.

     2.3 Special Meetings. Special meetings of the stockholders may be called, for any purpose or purposes, by the Chairman of the Board of Directors, the
President or a majority of

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the Board of Directors at any time. The place of said meetings shall be designated by the Board of Directors. The business transacted at special meetings of the stockholders of the corporation shall be confined to the business stated in the notice given to the stockholders

     2.4 Notice of Stockholder Meetings.

          (a) Except as otherwise provided by law or the Certificate of
Incorporation, written notice stating the place, day and hour of each meeting of stockholders, and, in the case of a special meeting, the purpose or purposes for which the meeting is called and the person or persons calling the meeting may be communicated in person, by mail or private carrier or by other means of written communication by or at the direction of the president, secretary, officer, or person calling the meeting to each stockholder entitled to vote at the meeting.
Such notice shall be delivered not less than ten (10) days nor more than sixty
(60) days before the date of the meeting, and shall be deemed to be delivered when deposited in the United States mail addressed to the stockholder at his or her last known address as it appears on the books of the corporation, with postage thereon prepaid, or by confirmed telex; except that where the matter to be acted on is a merger or consolidation of the corporation or a sale, lease or exchange of all or substantially all of its assets, such notice shall be given not less than 20 nor more than 60 days prior to such meeting.

          (b) If at any meeting action is proposed to be taken which, if taken, would entitle stockholders fulfilling the requirements of Section 262(d) of the
Delaware General Corporation Law to an appraisal of the fair value of their shares, the notice of such meeting shall contain a statement of that purpose and to that effect and shall be accompanied by a copy of that statutory section.

          (c) When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken unless the adjournment is for more than thirty (30) days, or unless after the adjournment a new record date is fixed for the adjourned meeting, in which event a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          (d) Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after such meeting, and, to the extent permitted by law, will be waived by any stockholder by his or her attendance thereat, in person or by proxy. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

          (e) Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under any provision of the Delaware General Corporation Law, the Certificate of
Incorporation, or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder

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by written notice to the corporation. Any such consent shall be deemed revoked if (i) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent, and (ii) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.
Notice given pursuant to this subparagraph (e) shall be deemed given: (1) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of these bylaws, "electronic transmission"
means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

     2.5 Advance Notice Requirements.

          (a) The provisions of this Section 2.5 are in addition to, and do not waive, any standards in effect under applicable federal or state law regarding stockholder proposals. At an annual or special meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Chairman of the Board of Directors, the Board of Directors or
the President, (ii) otherwise properly brought before the meeting by or at the direction of the Chairman of the Board of Directors, the Board of Directors or
the President, or (iii) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation (i) if such business is not to be included in the corporation's proxy statement, not less than ninety (90) days prior to the day the corporation released its proxy statement in connection with its previous year's annual meeting or (ii) if the stockholders wants such business to be included in the corporation's proxy statement, not less than one hundred twenty (120) days prior to the day the corporation released its proxy statement in connection with its previous year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than thirty (30) days from the date of the prior year's annual meeting, notice by the stockholder, to be timely, must be so delivered no later than ninety (90) days prior to the newly announced date that the corporation will mail its proxy statement. In no event shall the

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public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above.

          (b) A stockholder's notice shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

          (c) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual or special meeting except in accordance with the procedures set forth in this Section 2.5, provided, however, that nothing in this Section 2.5 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedure.

          (d) The chairman of the meeting shall, if the facts warrant, determine and declare that the business was not properly brought before the meeting and in accordance with the provisions of this Section 2.5, and if he or she shall so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

          (e) Nothing in this Section 2.5 shall affect the right of a stockholder to request inclusion of a proposal in the corporation's proxy statement to the extent that such right is provided by an applicable rule of the
Securities and Exchange Commission.

     2.6 Quorum Requirements. A majority of the shares outstanding entitled to vote present, in person or represented by proxy duly authorized, shall constitute a quorum for the transaction of business. A meeting may be adjourned, from time to time, despite the absence of a quorum, but no other business shall be transacted at such meeting, and notice of an adjourned meeting need not be given if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the original meeting. When a quorum is present at any meeting, a majority in interest of the stock there represented shall decide any question brought before such meeting, unless the question is one upon which, by express provision of this corporation's Certificate of Incorporation or
Bylaws or by law, a larger or different vote is required, in which case such express provision shall govern the decision of such question. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the voting power represented at any meeting at which a quorum is present shall be valid and binding upon the corporation.

     2.7 Voting and Proxies.

          (a) Except as otherwise provided by law, only persons in whose names shares entitled to vote stand on the stock records of the corporation on the record date for determining

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the stockholders entitled to vote at said meeting shall be entitled to vote at such meeting. Shares standing in the names of two or more persons shall be voted or represented in accordance with the determination of the majority of such persons, or, if only one of such persons is present in person or represented by proxy, such person shall have the right to vote such shares and such shares shall be deemed to be represented for the purpose of determining a quorum.

          (b) Every person entitled to vote or to execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his or her duly authorized agent, which proxy shall be filed with the Secretary of the corporation at or before the meeting at which it is to be used. Said proxy so appointed need not be a stockholder. No proxy shall be voted on after three (3) years from its date unless the proxy provides for a longer period. Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it or of his or her legal representatives or assigns, except in those cases where an irrevocable proxy permitted by statute has been given.

          (c) Without limiting the manner in which a stockholder may authorize another person or persons to act for him or her as proxy pursuant to subsection
(b) of this section, the following shall constitute a valid means by which a stockholder may grant such authority:

               (1) A stockholder may execute a writing authorizing another person or persons to act for him or her as proxy. Execution may be accomplished by the stockholder or his or her authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

               (2) A stockholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telephone, other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telephone, or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telephone, or other electronic transmission was authorized by the stockholder.
          Such authorization can be established by the signature of the stockholder on the proxy, either in writing or by a signature stamp or facsimile signature, or by a number or symbol from which the identity of the stockholder can be determined, or by any other procedure deemed appropriate by the inspectors or other persons making the
          determination as to due authorization.

     If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

          (d) Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (c)
of this section may be substituted or used in

                                        5

lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

     2.8 Voting Procedures and Inspectors of Elections.

          (a) The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

          (b) The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and
(v) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

          (c) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.

          (d) In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with
Sections 211(e) or 212(c)(2) of the Delaware General Corporation Law, or any
information provided pursuant to Section 211(a)(2)(B)(i) or (iii) thereof, ballots and the regular books and records of the corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors' belief that such information is accurate and reliable.

     2.9 List of Stockholders. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a

                                        6

complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder. The corporation need not include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

     2.10 No Action by Consent in Lieu of a Meeting. Stockholders of the
corporation may not take any action by written consent in lieu of a meeting;
provided, however, that holders of shares of any class or series of the corporation's preferred stock may exercise the special voting rights, if any, of such class or series to elect directors upon the occurrence of certain events specified in any certificate of designation creating such class or series of preferred stock or in the resolution or resolutions adopted by a majority of the
Board of Directors then in office providing for the issue of any class or series of preferred stock pursuant to the Certificate of Incorporation, in any manner now or hereafter permitted by the Certificate of Incorporation or the Delaware
General Corporation Law.

                                   ARTICLE III

                               BOARD OF DIRECTORS

     3.1 Qualification and Election. Directors need not be stockholders of the corporation, but must be of legal age. Except as provided in Section 3.5 of this
Article III, the directors shall be elected by a plurality vote of the shares represented in person or by proxy and entitled to vote on the election of directors at the annual meeting of the stockholders or at a special meeting of the stockholders called for that purpose. Each elected director shall hold office until the expiration of the term for which he or she is elected, and thereafter until his or her successor has been elected and qualified. If, for any cause, directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

     3.2 Number. The number of directors that shall constitute the entire Board of Directors shall be not less than one (1) nor more than Fifteen (15), the exact number of directors to be determined by resolution of the Board of
Directors.

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     3.3 Classes. The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as the then total number of directors permits. Each director shall serve for a term ending on the third annual meeting of stockholders following the annual meeting of stockholders at which that director was elected; provided, however, that the directors first designated as Class I directors shall serve for a term expiring at the annual meeting of stockholders next following the date of their designation as Class I directors, the directors first designated as Class II directors shall serve for a term expiring at the second annual meeting of stockholders next following the date of their designation as Class II directors, and the directors first designated as Class III directors shall serve for a term expiring at the third annual meeting of stockholders next following the date of their designation as Class III directors. Each director shall hold office until the annual meeting of stockholders at which that director's term expires and, the foregoing notwithstanding, shall serve until his or her successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal.

     If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the corporation shall have the right, voting as a separate class or series, to elect directors at an annual or special meeting of the stockholders, the election, term of office, filling of vacancies and other terms of such directorships shall be governed by the applicable terms of these Bylaws and any certificate of designation creating such class or series of preferred stock, and such directors shall not be divided into classes or otherwise subject to this Section 3.3 unless expressly so provided therein.

     3.4 Powers. The powers of the corporation shall be exercised, its business conducted and its property controlled by or under the direction of the Board of
Directors.

     3.5 Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and each director so elected shall hold office for the unexpired portion of the term of the director whose place shall be vacant and until his or her successor shall have been duly elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this section in the case of the death, removal or resignation of any director, or if the stockholders fail at any meeting of stockholders at which directors are to be elected (including any meeting referred to in Section 3.6 below) to elect the number of directors then constituting the whole Board of Directors.

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     3.6 Resignations and Removals.

          (A) Any director may resign at any time by delivering his or her resignation to the Chairman of the Board of Directors, the President or the
Secretary in writing or by electronic transmission, such resignation to specify whether it will be effective at a particular time, upon receipt by the Chairman of the Board of Directors, the President or the Secretary or at the pleasure of the Board of Directors. If no such specification is made it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his or her successor shall have been duly elected and qualified.

          (b) At a special meeting of stockholders called for the purpose in the manner hereinabove provided, the Board of Directors or any individual director may be removed from office, with or without cause, and a new director or directors elected by a vote of stockholders holding a majority of the outstanding shares entitled to vote at an election of directors. Unless the certificate of incorporation otherwise provides, the Board of Directors or any individual director may be removed from office only for cause by the other
Directors. "Cause" for purposes of these Bylaws shall mean only (i) conviction of a felony, (ii) declaration of unsound mind by order of court, (iii) gross dereliction of duty, (iv) commission of any action involving moral turpitude, or
(v) commission of an action which constitutes intentional misconduct or a knowing violation of law if such action in either event results in either an improper substantial personal benefit or a material injury to the corporation.

     3.7 Meetings.

          (A) The annual meeting of the Board of Directors shall be held immediately after the annual stockholders' meeting and at the place where such meeting is held or at the place announced by the chairman at such meeting. No notice of an annual meeting of the Board of Directors shall be necessary, and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

          (B) Except as hereinafter otherwise provided, regular meetings of the
Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof. Regular meetings of the
Board of Directors may also be held at any place, within or without the State of
Delaware, which has been designated by resolutions of the Board of Directors or the written consent of all directors.

          (C) Special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the
Chairman of the Board, by the President, or by any two (2) directors.

          (D) Written notice of the time and place of all regular and special meetings of the Board of Directors shall be delivered personally to each director or sent by telegram or facsimile transmission or other form of electronic transmission at least forty-eight (48) hours before the start of

                                        9

the meeting, or sent by first class mail at least one hundred twenty (120) hours before the start of the meeting. The notice need not describe the purposes of the special meeting. Notice of any meeting may be waived in writing at any time before or after the meeting. Attendance by a director at a meeting or subsequent execution or approval by a director of the minutes of a meeting or a consent action shall constitute a waiver of any defects in notice of such meeting and/or consent action.

     3.8 Quorum and Vote.

          (a) A quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time in accordance with Section
3.2 of Article III of these Bylaws, but not less than one (1); provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

          (b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by a vote of a majority of the directors present, unless a different vote be required by law, the
Certificate of Incorporation, or these Bylaws.

          (c) Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

          (d) The transactions of any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     3.9 Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or of such committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

     3.10 Fees and Compensation. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors.

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     3.11 Committees.

          (a) The Board of Directors may appoint an Executive Committee of not less than one (1) member, each of whom shall be a director. The Executive
Committee, to the extent permitted by law, shall have and may exercise when the
Board of Directors is not in session all powers of the Board of Directors in the management of the business and affairs of the corporation, except such committee shall not have the power or authority to amend these Bylaws or to approve or recommend to the stockholders any action which must be submitted to stockholders for approval under the Delaware General Corporation Law.

          (b) The Board of Directors may, from time to time, appoint such other committees as may be permitted by law or regulation. Such other committees appointed by the Board of Directors shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committee, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

          (c) Members of all committees of the Board of Directors shall continue in office until their successors are appointed. The Board, subject to the provisions of subsections (a) or (b) of this Section 3.11, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee; provided that no committee shall consist of less than one member. The membership of a committee member shall terminate on the date of his or her death or voluntary resignation, but the Board may at any time for any reason remove any individual committee member and the Board may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

          (d) Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 3.11 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter; special meetings of any such committee may be held at the principal office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof; or at any place which has been designated from time to time by resolution of such committee or by written consent of all members thereof, and may be called by any director who is a member of such committee upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time after the meeting and will be waived by any director by attendance

                                       11

thereat. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

                                   ARTICLE IV

                                    OFFICERS

     4.1 Officers Designated. The officers of the corporation shall be a
President, a Secretary and a Treasurer. The Board of Directors or the President
may also appoint a Chairman of the Board, one or more Vice-Presidents, assistant secretaries, assistant treasurers, and such other officers and agents with such powers and duties as it or he or she shall deem necessary. The order of the seniority of the Vice-Presidents shall be in the order of their nomination unless otherwise determined by the Board of Directors. The Board of Directors may assign such additional titles to one or more of the officers as they shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors, including by a committee of the Board of Directors as may be permitted by law or regulation.

     4.2 Tenure and Duties of Officers.

          (a) All officers shall hold office at the pleasure of the Board of
Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of
Directors may be removed at any time with or without cause by the Board of
Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

          (b) The Chairman of the Board of Directors (if there be such an officer appointed) when present shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors
shall perform such other duties and have such other powers as the Board of
Directors shall designate from time to time.

          (c) The President shall be the chief executive officer of the corporation and shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of
Directors has been appointed and is present. The President shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

          (d) The Vice-Presidents, in the order of their seniority, may assume and perform the duties of the President in the absence or disability of the
President or whenever the office of the President is vacant. The Vice-President shall perform such other duties and have such other powers as the Board of
Directors or the President shall designate from time to time.

                                       12

          (e) The Secretary shall attend all meetings of the stockholders and of the Board of Directors and any committee thereof, and shall record all acts and proceedings thereof in the minute book of the corporation, which may be maintained in either paper or electronic form. The Secretary shall give notice, in conformity with these Bylaws, of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice.
The Secretary shall perform such other duties and have such other powers as the
Board of Directors shall designate from time to time. The President may direct any assistant secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each assistant secretary shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

          (f) The Treasurer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner, and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Treasurer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Treasurer shall perform all other duties commonly incident to his or her office and shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct any assistant treasurer to assume and perform the duties of the Treasurer in the absence or disability of the Treasurer, and each assistant treasurer shall perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

                                    ARTICLE V

                     EXECUTION OF CORPORATE INSTRUMENTS AND
                  VOTING OF SECURITIES OWNED BY THE CORPORATION

     5.1 Execution of Corporate Instruments.

          (a) The Board of Directors may in its discretion determine the method and designate the signatory officer or officers, or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the corporation.

          (b) Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts of the corporation, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board (if there be such an officer appointed) or by the President; such documents may also be executed by any Vice-President and by the Secretary or Treasurer or any
assistant secretary or assistant treasurer. All other instruments and documents requiring the corporate signature but not requiring the corporate seal may be executed as aforesaid or in such other manner as may be directed by the Board of
Directors.

                                       13

          (c) All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

          (d) Execution of any corporate instrument may be effected in such form, either manual, facsimile or electronic signature, as may be authorized by the Board of Directors.

     5.2 Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the corporation for itself or for other parties in any capacity shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors or, in the absence of such authorization, by the Chairman of the Board (if there be such an officer appointed), or by the President, or by any Vice-President.

                                   ARTICLE VI

                                  CAPITAL STOCK

     6.1 Form and Execution of Certificates. The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of the corporation by, the President or any Vice-President and by the Treasurer or assistant treasurer or the Secretary or assistant secretary, certifying the number of shares owned by him or her in the corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the
Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

                                       14

     6.2 Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his or her legal representative, to indemnify the corporation in such manner as it shall require and/or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

     6.3 Transfers. Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a certificate or certificates for a like number of shares, properly endorsed, but subject to any restrictions on transfer imposed by applicable state and federal securities laws and any stockholder agreement.

     6.4 Fixing Record Dates.

          (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the date on which the meeting is held. A determination of stockholders of record entitled notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          (b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     6.5 Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or

                                       15

interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE VII

                       OTHER SECURITIES OF THE CORPORATION

     All bonds, debentures and other corporate securities of the corporation, other than stock certificates, may be signed by the President or any
Vice-President or such other person as may be authorized by the Board of
Directors and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an assistant secretary, or the Treasurer or an assistant treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signature of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an assistant treasurer of the corporation, or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon has ceased to be an officer of the corporation before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

                                  ARTICLE VIII

          INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

     8.1 Right to Indemnification. Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness, or otherwise), in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative
(hereinafter a "Proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation
Law, as the same exists or may hereafter be amended or interpreted (but, in the case of any such

                                       16

amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss
(including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement, and any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) reasonably incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in
(including on appeal), or preparing for any of the foregoing in, any Proceeding
(hereinafter "Expenses"); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 8.3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding
(or part thereof) was authorized by the Board of Directors of the corporation.
The right to indemnification conferred in this Article shall be a contract right.

     8.2 Authority to Advance Expenses. Expenses incurred by an officer or director (acting in his or her capacity as such) in defending a Proceeding shall be paid by the corporation in advance of the final disposition of such
Proceeding, provided, however, that if required by the Delaware General
Corporation Law, as amended, such Expenses shall be advanced only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation as authorized in this Article VIII or otherwise. Expenses incurred by other Agents of the corporation (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon such terms and conditions as the Board of Directors deems appropriate. Any obligation to reimburse the corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

     8.3 Right of Claimant to Bring Suit. If a claim under Section 8.1 or 8.2 of this Article VIII is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys' fees) of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the corporation. Neither the failure of the corporation
(including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he or she has met the applicable standard of conduct set forth in the
Delaware General Corporation Law, nor an actual determination by the corporation
(including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

                                       17

     8.4 Provisions Nonexclusive. The rights conferred on any person by this
Article shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Certificate of
Incorporation, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that any provision of the
Certificate of Incorporation, agreement, or vote of the stockholders or disinterested directors is inconsistent with these Bylaws, the provision, agreement, or vote shall take precedence.

     8.5 Authority to Insure. The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article VIII

     8.6 Survival of Rights. The rights provided by this Article VIII shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     8.7 Settlement of Claims. The corporation shall not be liable to indemnify any Agent under this Article VIII (a) for any amounts paid in settlement of any action or claim effected without the corporation's written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

     8.8 Effect of Amendment. Any amendment, repeal, or modification of this
Article VIII shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal, or modification.

     8.9 Subrogation. In the event of payment under this Article VIII, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

     8.10 No Duplication of Payments. The corporation shall not be liable under this Article VIII to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

                                   ARTICLE IX

                                     NOTICES

     Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, the same shall be given either (1) in writing, timely and duly deposited in the United States Mail, postage prepaid, and addressed to his or her last known post office address as

                                       18

shown by the stock record of the corporation or its transfer agent, or (2) by a means of electronic transmission that satisfies the requirements of Section
2.4(e) of these Bylaws, and has been consented to by the stockholder to whom the notice is given. Any notice required to be given to any director may be given by either of the methods hereinabove stated, except that such notice other than one which is delivered personally, shall be sent to such address or (in the case of electronic communication) such e-mail address, facsimile telephone number or other form of electronic address as such director shall have filed in writing or by electronic communication with the Secretary of the corporation, or, in the absence of such filing, to the last known post office address of such director.
If no address of a stockholder or director be known, such notice may be sent to the office of the corporation required to be maintained pursuant to Section 1.2 of Article I hereof. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing and all notices given by means of electronic transmission shall be deemed to have been given as at the sending time recorded by the electronic transmission equipment operator transmitting the same. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him or her in the manner above provided, shall not be affected or extended in any manner by the failure of such a stockholder or such director to receive such notice. Whenever any notice is required to be given under any provision of law, of the Certificate of Incorporation, or of these Bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the
Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

                                       19

                                    ARTICLE X

                               AMENDMENT OF BYLAWS

     These Bylaws may be repealed, altered or amended or new Bylaws adopted at any meeting of the stockholders, either annual or special, by the affirmative vote of a majority of the stock entitled to vote at such meeting, unless a larger vote is required by these Bylaws or the Certificate of Incorporation. The
Board of Directors shall also have the authority to repeal, alter or amend these
Bylaws or adopt new Bylaws (including, without limitation, the amendment of any
Bylaws setting forth the number of directors who shall constitute the whole
Board of Directors) by unanimous written consent or at any annual, regular or special meeting by the affirmative vote of a majority of the whole number of directors, subject to the power of the stockholders to change or repeal such
Bylaws.

                                   ARTICLE XI

                                   FISCAL YEAR

     The fiscal year for the corporation shall be the calendar year.

                                       20

                                  CERTIFICATION

     The undersigned, Chief Executive Officer and President of BioMimetic
Therapeutics, Inc., a Delaware corporation, certifies that the foregoing is a full, true and complete copy of the Bylaws of said corporation, with all amendments to the date of this Certificate.

     WITNESS the signature of the undersigned this __ day of __________, 2006.

                                        ----------------------------------------
                                        Samuel E. Lynch, D.M.D., Chief Executive
                                        Officer and President

                                       21